Exhibit 99.2

UHOS Q4 2009 Earnings Teleconference March 11, 2010

2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

3 Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 2009 - Another Year of Growth for UHS Adjusted EBITDA (000's) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

4 Q4 and Full Year 2009 Highlights Growth in asset management, patient handling and wound care offset headwinds noted below Headwinds: – Economy – Hospital census & expense control – Weak Q1 flu season – Health care reform: uncertainty – H1N1 flu enhanced volumes in Q4 Bottom Line: despite lots of turbulence, UHS navigated the waters successfully........AGAIN! Q4 2009 +7% Adjusted EBITDA Performance Full Year 2009 +4% Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations

5 2010 Outlook: Continued Growth in Turbulent Times Weak economy, healthcare reform uncertainty and political wrangling will keep our customers in a cautious mood 2010 will be another year of continued growth, lead by resident based programs, patient handling and wound care UHS will continue its disciplined approach to acquisitive growth Partnerships remain a key growth imperative Focused solutions for our customers Cost Patient Outcomes Efficiency

6 Financial Review 4th Quarter 2009 and Full Year 2009

7 RENTAL OF UHS-OWNED EQUIPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for obese patients RENTAL OF MANUFACTURER- OWNED EQUIPMENT ASSET MANAGEMENT PARTNERSHIP PROGRAM (AMPP) On-site management to drive better equipment utilization (UHS people, technology & processes) Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805* to Gross Margin & Historical Depreciation to Depreciation Medical Equipment Outsourcing * Previously referred to as FAS 141 $ in Millions 4th Quarter December YTD 2008 2009 % Chg 2008 2009 % Chg Revenues 55.0 $ 61.8 $ 12.4% 223.7 $ 232.6 $ 4.0% Cash Gross Margin Pre ASC 805* 35.3 40.7 15.2% 146.9 154.3 5.0% % of Revenue 64.3% 65.9% 65.7% 66.3% Historical Depreciation (13.4) (14.1) (51.1) (55.4) Gross Margin Pre ASC 805* 21.9 $ 26.6 $ 21.4% 95.8 $ 98.9 $ 3.3% % of Revenue 39.8% 43.0% 42.8% 42.5% Trend Analysis Strong momentum in asset management, patient handling and wound therapy offset lower early 2009 results in peak need rental caused by weak census and proactive customer efforts to reduce rental costs Increased H1N1 flu demand began in late Q3-09 and continued into Q4-09

Technical and Professional Services



Equipment Lifecycle Services
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TECHNICAL SERVICES

Maintain & Repair Customer-owned Equipment:

- Non-resident, response-based / scheduled Biomedical Services
- Customized Healthcare Asset Management Programs
- Manufacturer Services

PROFESSIONAL SERVICES

Technology baseline assessments

Vendor neutral Capital Planning Services

Product comparison research and reports

Equipment product of choice

Equipment utilization studies

$ in Millions	4th Quarter			December YTD		
	2008	2009	% Chg	2008	2009	% Chg
Revenues	$ 10.6	$ 10.5	-1.1%	$ 45.2	$ 42.4	-6.3%
Cash Gross Margin Pre ASC 805*	3.5	2.6	-25.3%	13.0	12.2	-5.8%
% of Revenue	*32.7%*	*24.7%*		*28.6%*	*28.8%*	
Historical Depreciation	(0.1)	(0.1)		(0.4)	(0.3)	
Gross Margin Pre ASC 805*	$ 3.4	$ 2.5	-25.4%	$ 12.6	$ 11.9	-5.6%
% of Revenue	*31.8%*	*23.9%*		*27.8%*	*28.0%*	

Trend Analysis

- Lower current year revenues were due to higher activity in our manufacturer services unit in 2008. This activity has an episodic component and thus will ebb and flow over time
- Additionally, we continue to focus our sales force on large organic growth opportunities in our Outsourcing segment

Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805* to Gross Margin & Historical Depreciation to Depreciation

*** Previously referred to as FAS 141***

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9 ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Medical Equipment Sales and Remarketing Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805* to Gross Margin & Historical Depreciation to Depreciation * Previously referred to as FAS 141 $ in Millions 4th Quarter December YTD 2008 2009 % Chg 2008 2009 % Chg Revenues 5.4 $ 5.9 $ 9.0% 20.2 $ 22.2 $ 9.7% Cash Gross Margin Pre ASC 805* 1.5 1.0 -30.1% 5.8 5.1 -12.1% % of Revenue 27.2% 17.5% 28.7% 23.0% Historical Depreciation (0.1) - (0.2) (0.2) Gross Margin Pre ASC 805* 1.4 $ 1.0 $ -30.9% 5.6 $ 4.9 $ -12.5% % of Revenue 26.2% 16.6% 27.6% 22.0% Trend Analysis Increased revenues YTD 2009 were driven by robust equipment sales during Q1-09, which were made possible by the scale and scope of our Outsourcing operations Results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business

10 Selected Financial Data Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-ASC 805* to Gross Margin, Historical Depreciation to Depreciation, Adjusted EBITDA to Cash Flows from Operations, and Accrual CAPEX to investing cash flows * Previously referred to as FAS 141 $ in Millions 4th Quarter December YTD 2008 2009 % Chg 2008 2009 % Chg Consolidated Revenues 71.0 $ 78.2 $ 10.1% 289.1 $ 297.2 $ 2.8% Cash Gross Margin Pre-ASC 805* 40.3 $ 44.3 $ 10.0% 165.7 $ 171.6 $ 3.6% % of Revenues 56.8% 56.7% 57.3% 57.7% Historical Depreciation (13.6) (14.2) (51.7) (55.9) Gross Margin Pre-ASC 805* 26.7 $ 30.1 $ 12.7% 114.0 $ 115.7 $ 1.5% % of Revenues 37.6% 38.5% 39.4% 38.9% Cash SG&A 14.5 $ 16.7 $ -15.2% 61.6 $ 63.5 $ -3.1% % of Revenues 20.4% 21.3% 21.3% 21.4% Adjusted EBITDA 25.8 $ 27.7 $ 7.1% 104.0 $ 108.1 $ 3.9% % of Revenues 36.4% 35.4% 36.0% 36.4% Accrual CAPEX 18.5 $ 23.4 $ 26.5% 68.1 $ 51.1 $ -25.0%

11 $135 Bank Line (as of 12/31/09) Available Liquidity = $93 Used = $42 ( Including LOCs and net of cash and investments ) Debt Maturities $- $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014 2015 $135 Revolver Liquidity Remains Robust

12 Leverage Trend 12/31/08 12/31/09 Floating Rate Notes 230.0 $ 230.0 $ PIK Toggle Notes 230.0 230.0 10.125% Senior Notes 9.9 9.9 Bank Line 49.0 38.4 Capital Leases 12.4 10.3 Total Debt 531.3 518.6 Add: Accrued Interest 3.9 3.7 Adjusted Debt 535.2 522.3 Less: Cash and Investments (13.5) - Net Debt 521.7 $ 522.3 $ LTM Adj. EBITDA 104.0 $ 108.1 $ Leverage ratio 5.0 4.8 UHS Debt Structure ($ in millions) Note that our calculations include Accrued Interest for conservatism Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Total Net Debt and Accrued Interest / LTM Adjusted EBITDA 1.0 2.0 3.0 4.0 5.0 6.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Recap Recap

13 4.8x $51 $108 2009 Mid 4’s (absent acquisitions) 5.0x Year-end Leverage $68 $104 2008 $85 - $90 (includes capital used to fund existing and future growth of patient handling equipment, which was previously funded by our partner) Accrual CAPEX $120 + 2010 E Adjusted EBITDA Estimated Guidance ($ in Millions) Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities

14 Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Continue to Expect Growth Despite the Economic Environment Adjusted EBITDA (000's) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E

15 Selected Reconciliations EBITDA Reconciliation: 2008 & 2009 EBITDA Reconciliation: 1998 – 2009 Depreciation and Amortization Reconciliation Other Reconciliations Appendix

16 Selected Reconciliations * Previously referred to as FAS 141 $ in Millions 4th Quarter December YTD 2008 2009 2008 2009 Gross Margin ASC 805* Impact Depreciation 3.0 $ 3.2 $ 14.8 $ 13.3 $ Occupancy - - 0.2 0.1 Fixed Asset Disposals 0.4 0.3 1.8 1.6 Total Gross Margin ASC 805* Impact 3.4 $ 3.5 $ 16.8 $ 15.0 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 20.3 $ 21.7 $ 85.2 $ 84.2 $ Stock Option Expense (0.6) (0.3) (2.5) (1.3) Other - - (0.1) - Historical Depreciation & Amortization (0.8) (0.8) (3.0) (2.9) ASC 805* Depreciation & Amortization (4.0) (3.5) (16.4) (14.9) Other ASC 805* Impact (0.1) (0.1) (0.3) (0.3) Management, Board, & Strategic Fees (0.3) (0.3) (1.3) (1.3) Cash SG&A 14.5 $ 16.7 $ 61.6 $ 63.5 $ Intangible Asset Impairment Charge 4.0 $ - $ 4.0 $ - $

17 Selected Reconciliations Gross Margin Pre-ASC 805* to Gross Margin * Previously referred to as FAS 141 $ in Millions 4th Quarter December YTD 2008 2009 2008 2009 Medical Equipment Outsourcing Gross Margin Pre-ASC 805* 21.9 $ 26.6 $ 95.8 $ 98.9 $ ASC 805* Outsourcing Depreciation 3.0 3.2 14.8 13.3 Other ASC 805* Items 0.2 0.2 1.1 0.8 Gross Margin per GAAP 18.7 $ 23.2 $ 79.9 $ 84.8 $ Technical & Professional Services Gross Margin Pre-ASC 805* 3.4 $ 2.5 $ 12.6 $ 11.9 $ Gross Margin per GAAP 3.4 $ 2.5 $ 12.6 $ 11.9 $ Medical Equipment Sales & Remarketing Gross Margin Pre-ASC 805* 1.4 $ 1.0 $ 5.6 $ 4.9 $ Other ASC 805* Items 0.2 0.1 0.9 0.9 Gross Margin per GAAP 1.2 $ 0.9 $ 4.7 $ 4.0 $ Total Gross Margin Pre-ASC 805 26.7 $ 30.1 $ 114.0 $ 115.7 $ Total ASC 805* Depreciation 3.0 3.2 14.8 13.3 Total Other ASC 805* Items 0.4 0.3 2.0 1.7 Total Gross Margin per GAAP 23.3 $ 26.6 $ 97.2 $ 100.7 $

18 EBITDA Reconciliation * Previously referred to as FAS 141 $ in Millions 4th Quarter December YTD 2008 2009 2008 2009 Net Cash provided by Operating Activities 5.3 $ 3.3 $ 56.2 $ 56.0 $ Changes in Operating Assets and Liabilities 10.0 11.9 3.6 6.2 Other and Non-Cash Expenses 2.9 2.6 6.5 6.3 Income Tax Expense (5.7) (2.5) (15.4) (11.5) Interest Expense 11.9 11.4 46.9 46.5 EBITDA 24.4 26.7 97.8 103.5 Management, Board, & Strategic Fees 0.3 0.3 1.3 1.3 Other - - 0.1 - Stock Option Expense 0.7 0.3 2.5 1.3 ASC 805* Impact 0.4 0.4 2.3 2.0 Adjusted EBITDA 25.8 $ 27.7 $ 104.0 $ 108.1 $ Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management and board fees, stock option expense, ASC 805* impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

EBITDA Reconciliation: 1998 – 2009

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management and board fees, stock option expense, ASC 805** impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principles ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 56.0
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	6.2
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.3
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(11.5)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	46.5
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	103.5
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	-
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	1.3
ASC 805 Impact**	-	-	-	-	-	-	-	-	-	2.4	2.3	2.0
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$104.0	$ 108.1
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$ 297.2
Total Debt & Accrued Interest, Less Cash & Investments *	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$521.7	$ 522.3
Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) *	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	4.8

* As of End of Period

UHS

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*** Previously referred to as FAS 141*

Depreciation & Amortization Reconciliations

$ in Millions	4th Quarter		December YTD	
	2008	2009	2008	2009
Historical Outsourcing Depreciation	$ 13.4	$ 14.1	$ 51.1	$ 55.4
ASC 805* Outsourcing Depreciation	3.0	3.2	14.8	13.3
Total Outsourcing Depreciation	16.4	17.3	65.9	68.7
Historical Technical & Professional Services Depreciation	0.1	0.1	0.4	0.3
ASC 805* Technical & Professional Services Depreciation	-	-	-	-
Total Technical & Professional Services Depreciation	0.1	0.1	0.4	0.3
Historical Sales & Remarketing Depreciation	0.1	-	0.2	0.2
ASC 805* Sales & Remarketing Depreciation	-	-	-	-
Total Sales & Remarketing Depreciation	0.1	-	0.2	0.2
Historical Gross Margin Depreciation	13.6	14.2	51.7	55.9
Gross Margin ASC 805* Depreciation	3.0	3.2	14.8	13.3
Total Gross Margin Depreciation	**16.6**	**17.4**	**66.5**	**69.2**
Historical Selling, General, and Admin Depreciation	0.8	0.8	3.0	2.9
ASC 805* Selling, General, and Admin Depreciation	0.2	0.1	0.7	0.6
Total Selling, General, and Admin Depreciation	**1.0**	**0.9**	**3.7**	**3.5**
Total ASC 805* Selling, General, and Admin Amortization	**3.8**	**3.4**	**15.7**	**14.3**
Intangible Asset Impairment Charge	**4.0**	**-**	**4.0**	**-**
Total Depreciation, Amortization, and Impairment	**$ 25.4**	**$ 21.7**	**$ 89.9**	**$ 87.0**

Previously referred to as FAS 141

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21 Other Reconciliations $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ UHS by Parent - - - - - - - (335.1) - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ ACQUISITIONS ACCRUAL CAPEX RECONCILIATION